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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 15, 2004
                                                        ------------------------


                           Acacia Research Corporation
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                                                 95-4405754
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(State or other jurisdiction                                   (IRS Employer
     of incorporation                                        Identification No.)

                                    000-26068
                         -----------------------------
                                   (Commission
                                  File Number)

500 Newport Center Drive, Newport Beach, CA                          92660
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  (Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code        (949) 480-8300
                                                    ----------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 1         REGISTRANT'S BUSINESS AND OPERATIONS

         ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 15, 2004, we entered into a binding letter of intent with Global Patent Holdings LLC ("Seller"), a Delaware limited liability company, to acquire its wholly owned, single-member limited liability companies holding various patents described below (the "Assets"). No material relationship exists between our company or any of its affiliates and Global Patent Holdings other than the foregoing agreement.

         Assets
         ------

         If we close the acquisition, we will acquire the membership interests of 11 patent licensing companies, holding an aggregate of 27 patent portfolios, which includes 121 U.S. patents. Eleven of the patent portfolios have been partially licensed.

         Purchase Price
         --------------

         At closing, we will pay to Seller $3,000,000 cash and 3,938,832 shares of Acacia Research-Acacia Technologies common stock (the "ACTG Stock"), representing $17,000,000 divided by $4.316, the average closing price of ACTG Stock for the ten trading days preceding October 30, 2004. The stock portion of the purchase price shall be subject to the adjustments as described below.

         Registration Rights
         -------------------

         We are required to register the resale of the ACTG Stock as soon as possible following the closing of the acquisition, at our expense. If the registration statement is not effective within (a)100 days after the closing date if it is reviewed by the SEC, or (b) 30 days if it is not reviewed by the SEC, then we are required to pay Seller $3,000 per day thereafter until the registration statement is declared effective, subject to Seller's timely delivery of information required in the registration statement.

         Termination of the LOI
         ----------------------

         Our purchase of the Assets is contingent upon (a) our satisfactory completion of due diligence through January 29, 2005, (b) no material changes to the business of Seller or the Assets, and (c) execution of definitive agreements regarding the transaction by January 29, 2005. If we fail to negotiate the definitive documents in good faith or otherwise breach the letter of intent, then we will owe Seller one million dollars ($1,000,000) cash (the "break-up fee"). Through January 29, 2004, Seller is prohibited from offering to sell or selling the Assets to any other party.

         Seller may terminate the agreement if the mean daily average of the high and low trades for ACTG Stock over the consecutive 10-day trading period before the closing date (the "Average Price") is less than $2.50, and if it is between $2.50 and $3.50, the Seller may terminate the agreement unless we agree to provide Seller with additional shares of ACTG Stock so that the value of the ACTG Stock delivered at closing using the Average Price is not less than $13,785,912. We have no obligation to so adjust the purchase price, and we do not owe the break-up fee if Seller elects to terminate as provided above.

         Engagement of Seller's Principal Officer
         ----------------------------------------

         Seller shall cause its principal officer, Mr. Anthony O. Brown, to enter into a 2-year personal services and a 4-year non-competition agreement with Acacia Research, the terms of which are more fully disclosed in Item 5.02 below, incorporated herein by reference.



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         Upon closing, we will enter into an agreement giving Mr. Brown certain rights to be appointed or to designate another person to be appointed to our board of directors, as more fully disclosed in Item 5.02 below, incorporated herein by reference.

SECTION 3         SECURITIES AND TRADING MARKETS

         ITEM 3.02.        UNREGISTERED SALES OF EQUITY SECURITIES.

         Upon closing the acquisition described in Item 1.01 above, we will issue to Seller 3,938,832 shares of Acacia Research-Acacia Technologies common stock in partial consideration for the Assets, as described below. The offer and sale of common stock was and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(2). Seller is an accredited investor, and we are relying upon Rule 506 of Regulation D to determine an exemption from registration. The offer did not involve a public offering or general solicitation. No commissions were paid on the issuance and sale of the common stock. The offer closed upon execution of the agreement.

         In consideration for the cash and common stock received by Global Patent Holdings, our company shall receive the assets more fully described in
Item 1.01 under the heading "Assets," incorporated by reference herein.

SECTION 5         CORPORATE GOVERNANCE AND MANAGEMENT

         ITEM 5.02.        DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
                           ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         Upon closing our agreement with Global Patent Holdings, LLC ("Seller") described in Item 1.01 above, we will enter into an agreement giving Mr. Brown certain rights to be appointed, or to designate another reasonably acceptable, qualified designee of Mr. Brown to be appointed to our board of directors, as a new director. We have three classes of directors, each class serving a different term of three years. We do not know at this time to which class Mr. Brown or his designee may be appointed. We will continue to nominate him or his designee to be elected at the end of his term, for so long as he continues to own beneficial interest in a minimum number of shares of ACTG Stock, to be mutually agreed upon at closing. If at any time during Mr. Brown's or his designee's service as a director, Mr. Brown's beneficial ownership falls below the agreed upon minimum, he or his designee will resign or be removed from office.

           Mr. Brown will agree to provide our company with up to 1200 hours of consulting services annually for 2 years in connection with the licensing and enforcement of the patent portfolio we acquire from Seller and in which Mr. Brown agrees for a 4-year term not to purchase any patent or provide services to any individual or company in connection with the purchase, licensing or enforcement of the Patents by such individual or company, other than the practice of law or services provided to seller. We will pay Mr. Brown the sum of $2,000,000 upon closing and an additional $2,000,000 in monthly installments over two years.

         Mr. Brown or his designee will not be an independent director and as such, will not serve on the audit committee. We do not know at this time what other committees Mr. Brown, or his designee, may serve, and we will amend this report as necessary when such information becomes available.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ACACIA RESEARCH CORPORATION,
                                        a Delaware corporation


Date:  December 21, 2004                By: /s/ Paul R. Ryan
                                            ------------------------------------
                                            Paul R. Ryan,
                                            Chairman and Chief Executive Officer